KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Milliman Variable Insurance Trust (the “Trust”), a Delaware statutory trust, hereby appoints Ehsan K. Sheikh, Alan P. Goldberg and Joel D. Corriero, with full power of substitution, his true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in his name, place and stead, and on his behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of September , 2021.

/s/ Adam Schenck
Adam Schenck, Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Milliman Variable Insurance Trust (the “Trust”), a Delaware statutory trust, hereby appoints Adam Schenck, Ehsan K. Sheikh, Alan P. Goldberg and Joel D. Corriero, with full power of substitution, his true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in his name, place and stead, and on his behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of September, 2021.

/s/ Eric Berg
Eric Berg, Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Milliman Variable Insurance Trust (the “Trust”), a Delaware statutory trust, hereby appoints Adam Schenck, Ehsan K. Sheikh, Alan P. Goldberg and Joel D. Corriero, with full power of substitution, his true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in his name, place and stead, and on his behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of September, 2021.

/s/ Nicholas Dalmaso
Nicholas Dalmaso, Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Milliman Variable Insurance Trust (the “Trust”), a Delaware statutory trust, hereby appoints Adam Schenck, Ehsan K. Sheikh, Alan P. Goldberg and Joel D. Corriero, with full power of substitution, his true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in his name, place and stead, and on his behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of September, 2021.

/s/ Daniel Hayes
Daniel Hayes, Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Milliman Variable Insurance Trust (the “Trust”), a Delaware statutory trust, hereby appoints Adam Schenck, Ehsan K. Sheikh, Alan P. Goldberg and Joel D. Corriero, with full power of substitution, his true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in his name, place and stead, and on his behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 20th day of September, 2021.

/s/ Colleen McKenna Tucker
Colleen McKenna Tucker, Trustee